Investor Contact Robert Burrows Vice President, Investor Relations burrowsr@ebsi.com (240) 413-1917 Media Contact Matt Hartwig Senior Director, Media Relations mediarelations@ebsi.com Emergent BioSolutions to Acquire from Chimerix its Exclusive Worldwide Rights to TEMBEXA® (brincidofovir), the First FDA-Approved Smallpox Oral Antiviral for All Ages • Expands and further diversifies Emergent’s medical countermeasures portfolio with the addition of a small molecule therapeutic addressing a high priority public health threat • Transaction to be funded with currently available funds; Expected to be accretive beginning with anticipated product deliveries to the U.S. government in 2022 GAITHERSBURG, Md., May 16, 2022 – Emergent BioSolutions Inc. (NYSE: EBS) announced today that it has entered into a definitive agreement with Chimerix, Inc. (NASDAQ: CMRX), to acquire Chimerix’s exclusive worldwide rights to TEMBEXA® (brincidofovir), the first antiviral approved by the U.S. Food and Drug Administration (FDA) for all age groups for the treatment of smallpox. TEMBEXA was approved in June 2021 and is indicated for the treatment of human smallpox disease in adult and pediatric patients, including neonates. “The addition of TEMBEXA to Emergent’s portfolio of medical countermeasures builds upon our core capabilities and leverages our long and successful history partnering with the U.S. government to address dangerous public health threats,” said Robert G. Kramer, president and CEO of Emergent. “It exemplifies our thoughtful M&A strategy as part of our 2024 growth plan and positions us better to deliver value for our shareholders.” “This transaction expands and further diversifies our medical countermeasures business with the addition of a small molecule therapeutic that aligns with the government’s smallpox preparedness strategy,” said Paul Williams, SVP government/MCM business at Emergent. “It is expected to be accretive upon first product delivery under the anticipated BARDA contract within three to six months from closing.” Transaction Details Under the terms of the agreement, Emergent will pay Chimerix a $225 million one-time upfront payment in cash upon closing and up to a total of $100 million in milestone payments contingent on the potential exercise by the U.S. government of procurement options following the base period. The closing payment and the milestone payments may be adjusted based on the actual procurement value. The terms also include sales-based royalties contingent on future potential worldwide procurement during the exclusivity period of TEMBEXA on a market- to-market basis. Chimerix remains eligible to receive a portion of the regulatory milestone payments associated with the license to SymBio Pharmaceuticals Ltd. for indications other than orthopox infections. Emergent anticipates that the transaction will be funded using currently available funds.

Closing Conditions This transaction is subject to customary closing conditions, including expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (HSR Act). The transaction is further conditioned on the execution of an anticipated procurement contract between Chimerix and the Biomedical Advanced Research and Development Authority (BARDA) as well as receipt of any required consent from BARDA to a pre-novation agreement to be entered into with Emergent, upon which time Emergent would be poised to deliver the first shipment of TEMBEXA to the U.S. Strategic National Stockpile (SNS) upon completion of customary pre-shipment obligations. In December 2021, BARDA issued a sole source request for proposal (RFP) to procure up to 1.7 million treatment courses of TEMBEXA. Chimerix expects a BARDA procurement contract award as early as second quarter of 2022. Subject to the satisfaction or waiver of the closing conditions, the companies expect the transaction to close as early as the end of the second quarter of 2022. ABOUT TEMBEXA TEMBEXA is an oral antiviral formulated as 100 mg tablets and 10 mg/mL oral suspension dosed once weekly for two weeks. TEMBEXA is indicated for the treatment of human smallpox disease in adult and pediatric patients, including neonates. TEMBEXA is not indicated for the treatment of diseases other than human smallpox disease. In June 2021, the FDA approved TEMBEXA tablets and oral suspension for the treatment of smallpox. TEMBEXA is approved for adult and pediatric patients and is the first and only smallpox therapy approved for neonates. The oral suspension formulation is particularly important for patients who have difficulty swallowing due to age or medical status. Please read full prescribing information here. About Smallpox Smallpox is a highly contagious disease caused by the variola virus. Historically, smallpox was one of the deadliest diseases in history with a case fatality rate of approximately 30%. Despite successful eradication of smallpox in the 1970s, there is considerable concern that variola virus could reappear, either through accidental release or as a weapon of bioterrorism. According to the U.S. Centers for Disease Control and Prevention (CDC), variola virus is ranked in the highest risk category for bioterrorism agents (Category A) due to its ease of transmission, high mortality rate, and potential to cause public panic and social disruption. Based on a recent report – The Department of Health and Human Services Fiscal Year 2023 Public Health and Social Services Emergency Fund Justification of Estimates for Appropriations Committee – smallpox remains a threat of high concern to both the domestic and international community. BARDA's goal is to ensure adequate vaccine supply for all Americans, including special populations, and to make available at least two different therapeutic agents as recommended by the National Academy of Medicine of the National Academies of Sciences, Engineering, and Medicine. About Emergent BioSolutions At Emergent, our mission is to protect and enhance life. For over 20 years, we’ve been at work defending people from things we hope will never happen—so we are prepared just in case they ever do. We provide solutions for complex and urgent public health threats through a portfolio of vaccines and therapeutics that we develop and manufacture for governments and consumers. We also offer a range of integrated contract development and manufacturing services for pharmaceutical and biotechnology customers. To learn more about how we plan to protect or enhance 1 billion lives by 2030, visit our website and follow us on LinkedIn, Twitter, and Instagram.

Safe Harbor Statement This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding the timing of product deliveries; the potential benefits of the acquisition to Emergent and the timing of the acquisition becoming accretive; Emergent’s 2024 growth plan; becoming better positioned to deliver value for Emergent shareholders; the timing and ability of Chimerix to secure the anticipated BARDA procurement contract; the parties’ ability to consummate the transactions contemplated under the agreement, satisfaction of conditions in connection with the acquisition, the parties’ ability to meet expectations regarding the timing and completion of the transaction and any other statements containing the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions, are forward-looking statements. These forward-looking statements are based on Emergent’s current intentions, beliefs and expectations regarding future events. Emergent cannot guarantee that any forward-looking statement will be accurate. The reader should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from expectations. The reader is, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, Emergent does not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, including, but not limited to, uncertainties as to the satisfaction of the closing conditions with respect to the transaction; the potential inability of Chimerix to secure the anticipated BARDA procurement contract; the timing and volume of deliveries and exercise of options under the anticipated BARDA procurement contract; and, following award of the anticipated BARDA procurement contract, the ability of the parties to novate it to Emergent. The reader should consider this cautionary statement, as well as the risk factors identified in Emergent’s periodic reports filed with the SEC, when evaluating the forward-looking statements contained herein.